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                                                                    EXHIBIT 10.1

       THE SECURITY REPRESENTED BY THIS INSTRUMENT HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE
          OR OTHER SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR
       OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SAID ACT OR LAWS OR
                       AN APPLICABLE EXEMPTION THEREFROM.


                                 PROMISSORY NOTE


US$25,000                                                        April 27, 2001


         FOR VALUE RECEIVED, the undersigned, E. KENNETH SEIFF (the "Borrower"), hereby promises to pay to BLUEFLY, INC., a Delaware corporation (the "Company"), or to the Company's order, at 42 West 39th Street, New York, NY 10018, or at such other address as the holder of this Promissory Note ("Holder") may specify in writing, the principal sum of TWENTY-FIVE THOUSAND DOLLARS (US$25,000) plus interest in the manner and upon the terms and conditions set forth below.

         1. Rate of Interest

            This Promissory Note ("Note") shall bear interest at a per annum rate equal to five percent (5%). Interest shall be payable upon maturity. Interest charged on this Note shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed.

         2. Payment; Prepayment

            Principal and interest under this Note shall be due and payable in full on or before April 27, 2006. This Note may be prepaid at any time, in whole but not in part, without any premium or penalty whatsoever. The Company shall be entitled to offset any bonus compensation which becomes payable to the Borrower by the Company during the term of this Note against the then outstanding principal amount and interest which is then due under this Note.

         3. Forgiveness

            Upon the occurrence of either (i) a Change in Control (as defined in Borrower's employment agreement with Holder, dated as of December 29, 1999 (the "Employment Agreement")) of the Company, (ii) the approval by the board of directors of a plan to liquidate the Company and/or wind down its business (a "Liquidation"), (iii) a termination of the Employment Agreement for any reason other than "cause," as defined in the Employment Agreement or (iv) a "constructive termination," as defined in the Employment Agreement (a "Constructive Termination"), the entire principal amount of this Note, as well as any accrued but unpaid interest, then outstanding shall be forgiven by the Holder.


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         4. Events of Default

         Subject to the provisions hereinafter set forth, if one or more of the following events (an "Event of Default") shall occur and be continuing:

            (a) the Borrower's employment with the Company shall be voluntarily terminated by the Borrower other than in connection with a Change in Control or Liquidation of the Company, or a Constructive Termination;

            (b) the Borrower shall default in the payment when due of any principal of, or interest on, this Note;

            (c) the Borrower shall admit in writing his inability to, or be generally unable to, pay his debts as such debts become due; or

            (d) the Borrower shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of his property, (ii) make, or have made for him, a general assignment for the benefit of his creditors, (iii) commence, or have an action commenced against him, a voluntary case under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, or (iv) take any action for the purpose of effecting any of the foregoing;

         THEREUPON: (x) this Note and all amounts payable by the Borrower under this Note shall be immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower, and in any case the Holder may take such action as is permitted to enforce its rights under this Note; (y) the Borrower shall pay all of the reasonable expenses of the Holder incurred for the collection of this Note and for the enforcement and protection of its rights under this Note, including reasonable attorneys' fees and legal expenses; and (z) the Holder may exercise from time to time any rights and remedies available to it by law, including those available under any agreement or other instrument, if any, relating to the amounts owed under this Note. The Holder may apply any funds received from the Borrower or realized upon any collateral securing payment of this Note, if any, in such manner and order of priority and against such payment obligations hereunder as the Holder may determine.


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         5. General Provisions

            The Borrower hereby consents to any and all renewals, replacements, and/or extensions of time for payment of this Note before, at, or after maturity. The Borrower hereby consents to the acceptance, release, or substitution of security for this Note. Presentment for payment, notice of dishonor, protest, and notice of protest are hereby expressly waived. Any waiver of any rights under this Note or under any other agreement, instrument, or paper signed by the Borrowers is neither valid nor effective unless made in writing and signed by the Holder. No delay or omission on the part of the Holder in exercising any right shall operate as a waiver thereof or of any other right. A waiver by the Holder upon any one occasion shall not be construed as a bar or waiver of any right or remedy on any future occasion. Should any one or more of the provisions of this Note be determined illegal or unenforceable, all other provisions shall nevertheless remain effective. This Note cannot be changed, modified, amended, or terminated orally. This Note may be assigned by the Holder without the prior written consent of the Borrower, and any holder of this Note shall have all the rights of the Holder provided herein. This Note may not be assigned by the Borrower without the prior written consent of the Holder.

         6. Choice of Law and Venue

            THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE BORROWER AND THE HOLDER, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. THE BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND DETERMINED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, OR, AT THE SOLE OPTION OF THE HOLDER, IN ANY OTHER COURT IN WHICH THE HOLDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE BORROWER HEREBY EXPRESSLY WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT HE MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

         7. Waiver of Jury Trial

            BORROWER AND HOLDER EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE BORROWER AND HOLDER EACH REPRESENT THAT THEY HAVE REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVED SUCH JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE


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EVENT OF LITIGATION A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT
TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, this Note has been executed and delivered on the date first set forth above.




                                                    -------------------------
                                                    E. Kenneth Seiff



















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